Exhibit 10.6.2

SECOND AMENDMENT TO THE

PACIFIC CAPITAL BANCORP AMENDED AND RESTATED INCENTIVE AND

INVESTMENT AND SALARY SAVINGS PLAN

WHEREAS, Pacific Capital Bancorp (the “Employer”) adopted a restatement of the Pacific Capital Bancorp Amended and Restated Incentive and Investment and Salary Savings Plan (the “Plan”), effective as of January 1, 2009, and various subsequent amendments, and;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1; and

WHEREAS, the Employer now desires to amend the Plan to permit voluntary employee (after-tax) contributions.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of August 20, 2010:

1.	Section 1.11 of the Adoption Agreement is amended as follows:

	1.11	Permitted Contributions. The contributions checked below are currently permitted under the terms of the Plan. (check all that apply)

		☒	Pre-Tax Elective Deferrals (see Section 4 of the Adoption Agreement on page 11)
		☐	Roth Elective Deferrals (see Section 4 of the Adoption Agreement on page 11)
		☐	ADP Safe Harbor Contributions (see Section 5 of the Adoption Agreement on page 11)
		☐	ACP Safe Harbor Contributions (see Section 5 of the Adoption Agreement on page 12)
		☒	Non-Safe Harbor Matching Contributions (see Section 6 of the Adoption Agreement on page 12)
		☒	Non-Safe Harbor Non-Elective Contributions (see Section 7 of the Adoption Agreement on page 14)
		☒	Qualified Matching Contributions (see Sections 3.7 of the Basic Plan)
		☒	Qualified Non-Elective Contributions (see Sections 3.8 of the Basic Plan)
		☒	Rollover Contributions (see Section 8 of the Adoption Agreement on page 15)
		☒	Voluntary Employee Contributions (see Section 8 of the Adoption Agreement on page 16)
		☐	Deemed IRA Contributions (See Section 8 of the Adoption Agreement on page 16)
		☐	Prevailing Wage Contributions (see Section 9 of the Adoption Agreement on page 16)

2.	Section 8.1 (c) of the Adoption Agreement is amended as follows:

		(c)	Rollover Contributions can also include the following: (check all that apply)
☐ Roth Elective Deferrals (Note: Can be checked only if this Plan also permits Roth Elective Deferrals)
☒ Voluntary Employee Contributions
☒ Mandatory Employee Contributions
☐ Participant loans
☐ In kind distributions (other than Participant loans)

3.	Section 8.2 of the Adoption Agreement is amended as follows:

	8.2	☒ Voluntary Employee Contributions. Voluntary Employee Contributions are permitted < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >, subject to the provisions selected below.

		(a)	Voluntary Employee Contributions can be made to the Plan by: (check one)
☒ Any Eligible Employee who has become a Participant for Elective Deferral purposes

			☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Matching Contribution purposes
			☐	Any Eligible Employee who has become a Participant for Non-Safe Harbor Non-Elective Contribution purposes

		(b)	Minimum and Maximum Contribution. The minimum permitted Voluntary Employee Contribution is _1_% (enter zero if no minimum) of Compensation and the maximum permitted contribution is _80_% (max. 100) of Compensation. Voluntary Employee Contributions can be made < ☐ annually> < ☐ monthly> < ☒ each payroll period >.

		(c)	Voluntary Employee Contributions can be withdrawn from the Plan: (check one)
			☒	At any time
			☐	Annually on a date set by the Administrator
			☐	Semi-annually on dates set by the Administrator
			☐	Quarterly on dates set by the Administrator
			☐	Monthly on dates set by the Administrator
			☐	Only upon Termination of Employment and only at the time selected in Section 15.5 of the Adoption Agreement

4.	Section 11.2 of the Adoption Agreement is amended as follows:

11.6 ☒

Voluntary Employee Contributions. A Participant’s Compensation for purposes of any Voluntary Employee Contributions contributed under Section 8.2 of the Adoption Agreement will be determined as selected below.

		(a)	Compensation is defined as: (check one)
			☒	Form W-2 Compensation
			☐	Code §3401 Compensation
			☐	Safe Harbor Code §415 Compensation

		(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
			☒	Be included as Compensation
			☐	Not be included as Compensation

		(c)	The Compensation measuring period is the: (check one)
			☒	Plan Year
			☐	Fiscal Year ending on or within the Plan Year
			☐	Calendar year ending on or within the Plan Year

		(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)
				☐ 1)	Compensation received prior to becoming a Participant
				☐ 2)	Compensation received while an ineligible Employee under Section 3.1(a) of the Adoption Agreement
				☐ 3)	All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
				☐ 4)	Post-Severance Compensation [1]
				☐ 5)	Deemed 125 Compensation [1]
				☐ 6)	Bonuses [1]
				☐ 7)	Overtime [1]
				☐ 8)	Commissions [1]
				☒ 9)	Other (1 describe) The value of any qualified or non-qualified stock option granted to the participant by his Employer to the extent such value is includible in the Participant’s taxable income; and (ii) amounts received when restricted stock held by the Participant becomes freely transferable or is no longer subject to substantial risk of forfeiture.

[1] If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

	(e)	☐	The amounts excluded under (d)(4) - (9) will only be excluded with respect to: (check all that apply)
☐ Highly Compensated Employees
☐ Other (cannot be a class that only includes NHCEs)

5.	In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Second Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

PACIFIC CAPITAL BANCORP

/s/ Terri Ipsen	By:	/s/ Noma Bruton
Witness

Title:	Chief People Officer

Date:	August 9, 2010